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                                                                  EXHIBIT 10(f)

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                           Description of The 1995

                         Incentive Compensation Program


                                  [FINA LOGO]



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               Presentation Outline

-        Introduction & Overview

-        Compensation Philosophy

-        The ICP Model

         -       Individual Performance Targets

         -       Corporate & Line-of-Business Factors

-        Illustrations Using 1994 Financial Results

-        Other Issues

-        Q&A

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               Mission

Link business with Human Resources
 strategy

-        Strategic Vision

-        Human Resources Strategies

-        Performance Measurement Systems


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               Strategic Vision

-        Five year planning process

-        Annual business planning process

-        Individual objective setting process


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               Human Resources Strategies


-        Staffing/organizational planning strategy

-        Compensation strategy


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               Performance Measurement Systems

-        Investment community expectations

-        Shareholder expectations

-        Internal financial measures

-        Competitive benchmark measures

-        Individual performance measures

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               Incentive Compensation Program


  Strategic
   Vision                    Human
                            Resources
                           Strategies                       Performance
                                                            Measurement
                                                              Systems



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               Your 1995 Incentive Compensation Program

- Designed to more closely link your overall cash compensation with Company performance

-        Provides the opportunity to earn top quartile compensation

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               No Change to Base Pay!

-        ICP does not affect base pay

-        Simply an "add-on" to your base pay

-        Base pay rates will continue to be set at market average


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               Eligibility

In order to be eligible for a 1995 ICP award you must be:

-        A salaried exempt employee

-        Rated 3.0 or higher for calendar year l995

-        Hired before the fourth quarter of 1995


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                           Total Cash Compensation



                       +        Incentive         =
                               Compensation
                                                                  Total Cash
     Base                                                        Compensation
     Pay                                                           (TCC)



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               Base Pay Philosophy

Our base compensation is designed to provide competitive pay based on:

-        Average Market Rates

-        Relevant Work Experience

-        Individual Performance


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               Incentive Pay Philosophy

The ICP is designed to provide the opportunity for top quartile compensation based on:

-        Company performance

-        LOB performance

-        Individual performance


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                         How is the ICP Calculated?


                          Your Individual Incentive
                                   Target

                                      X

                             Your Corporate/LOB
                             Performance Factor

                                      =

                               Your Incentive
                             Compensation Award


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                 What are the Individual Incentive Targets?

                                                           Individual
       Market        -                             =       Incentive
    Total Cash                                              Targets
Compensation (TCC) @            Average
  Top Quartile                   Market
                                  Base
                                  Pay


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           What is the Corporate/LOB Factor?

The Corporate/LOB Factor is derived from our financial results.




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               What is considered a line-of-business?

This program measures the results of the following LOBs:

-        Chemicals

-        Exploration & Production

-        Natural Gas

-        Southeastern Business Unit

-        Southwestern Business Unit


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               Other Groups

Employees that work in the following groups will have their LOB factor derived from a combination of the primary LOBs:

-        G&A (General & Administrative)

-        Research & Development
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                           What Are the Measures?

The Corporate and LOB measures are divided into Absolute and Relative categories.

  Corporate
Absolute (37.5%)
                                                               Corporate
                                                            Relative (37.5%)

          LOB
    Absolute (12.5%)                               LOB
                                             Relative (12.5%)


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                        What is the Absolute Factor?

Actual performance against ROCE targets based on business plan objectives and the cost of capital.

  Corporate
Absolute (37.5%)                                Return on Capital
                                                    Employed
                                                     (ROCE)

                         LOB
                   Absolute (12.5%)


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                        What is the Relative Factor?

Our actual financial results as ranked relative to a group of Corporate and LOB competitors.
                                                              Corporate
Return on Capital                                          Relative (37.5%)
   Employed
    (ROCE)

Return on Assets
     (ROA)

                                                    LOB
                                               Relative (12.5%)

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              Corporate Absolute Factor


-        Measurement is Return on Capital Employed (ROCE)


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              Corporate Absolute Factor

Return on Capital Employed (ROCE)

- ROCE measures the return investors receive on all capital invested in a business.

- Capital is measured in terms of the total equity (shareholder interest) and borrowing (debt) invested in our business.


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              Corporate Absolute Factor


-        Measurement is ROCE

-        ROCE target is based on Cost of Capital


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              Corporate Absolute Factor


-        Measurement is ROCE.

-        ROCE target is based on the Cost of Capital

         - The Cost of Capital is used by the financial markets to determine the expected return an investor should receive relative to alternate investments.

         - The calculation of the Cost of Capital takes into consideration industry risk and current interest rates.


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              Corporate Absolute Factor

-        Measurement is ROCE

-        ROCE target is based on the Cost of Capital

         -   Set during the planning cycle

         -   Target remains constant throughout the year


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              Corporate Absolute Factor

Cost of Capital

-        A weighted average of debt and equity funding costs

-        1994 = 9.64%

-        1995 = 10.60%


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              Corporate Absolute Factor

1994 Cost of Capital

               Cost of                        Weighted
 Class         Funding     % of Capital         Cost
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Debt            4.82%          37.0%           1.78%
Equity         12.68%          63.0%           7.86%
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                1994 Cost of Capital:          9.64%


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              Corporate Absolute Factor

1995 Cost of Capital

                Cost of                         Weighted
 Class         Funding       % of Capital         Cost
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Debt            5.33%            34.0%            1.81%
Equity         13.19%            66.0%            8.79%
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                1995 Cost of Capital:            10.60%


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              Corporate Absolute Factor

-        Threshold = 50% of ROCE Target

-        No CAP on this factor

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               Corporate Absolute Factor

                                                   % of   Absolute
-        Use this table to                        Target   Factor*
         estimate Corporate                        150%     2.0
         Absolute Factor                           140%     1.8
                                                   130%     1.6
                                                   120%     1.4
-        GATEKEEPER: 50% of                        110%     1.2
         target is threshold                       100%     1.0
         any payout                                 90%     0.8
                                                    80%     0.6
-        No cap on this measure                     70%     0.4
                                                    60%     0.2
                                                    50%     0.0

                                             * adjusted to exact percent


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               Corporate Absolute Factor

Corporate ROCE Calculations

                                              1994
                   (in millions)             Actual
           -----------------------------------------
                    Net Earnings              $102
           Tax Effected Interest               $33
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               Adjusted Earnings              $135

           Avg. Capital Employed            $1,836

                            ROCE             7.35%

               ROCE Target (COC)             9.64%


                     % of Target             76.8%

              Performance Factor             0.535

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               Corporate Absolute Factor

Corporate ROCE Calculations
                                               1994     YTD
               (in millions)                  Actual June 1995*
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                 Net Earnings                  $102     $75

        Tax Effected Interest                   $33     $15
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            Adjusted Earnings                  $135     $90

        Avg. Capital Employed                $1,836  $1,811

                         ROCE                 7.35%   9.92%  annualized

            ROCE Target (COC)                 9.64%  10.60%

                  % of Target                 76.8%   93.6%

           Performance Factor                 0.535   0.872

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                          Corporate Relative Factor




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               Corporate Relative Factor

-        Measurement is ROCE.

-        Reflects performance compared to industry peer group (10 companies).



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                 Corporate Relative Factor:
                 Competitive Peer Group

-          Amerada Hess              -        Occidental
-          Ashland                   -        Phillips
-          Coastal                   -        Sun
-          Kerr McGee                -        Unocal
-          Murphy                    -        USX-Marathon

             These companies were selected for their operational
                and financial profiles in comparison to FINA.


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                 Corporate Relative Factor

                                           Industry            Relative
-        Use this table to                   Rank               Factor
         determine Corporate
         Relative Factor.                     1                   1.0
                                              2                   0.9
                                              3                   0.8
                                              4                   0.7
-        Fina ranked 5th in 1994.    -        5                   0.6
                                              6                   0.5
                                              7                   0.4
                                              8                   0.3
                                              9                   0.2
                                             10                   0.1
                                             11                   0.0


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               LOB Absolute Factor

-        Measurement is based on ROCE.

- Target determined by combination of business plan objective and Cost of Capital.

- 1995 Targets based on Business Plan plus 20% of the difference between business plan ROCE and Cost of Capital (unless business plan ROCE > Cost of Capital).

-        Must achieve 50% of target to receive LOB absolute credit.

-        LOB absolute measure capped at 1.0.


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               LOB Absolute Factor



-        Use this table to estimate LOB        % of              Absolute
         Absolute Factor                      Target              Factor*
                                               100%                1.0
-        Capped at 1.0                          90%                0.8
                                                80%                0.6
                                                70%                0.4
-        ROCE targets vary by LOB               60%                0.2
                                                50%                0.0


                                                   * adjusted to exact percent


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              LOB Absolute Factor

1994 LOB ROCE Targets & Results

               ROCE        Cost of     Target   Actual    % of     Performance
LOB          Objective     Capital      ROCE     ROCE    Target      Factor
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  Chemicals    13.1%         9.64%       13.1%   34.2%     261%       1.000

        E&P     4.0%         9.64%        5.2%   -0.8%       0%       0.000

       SEBU     3.6%         9.64%        4.8%    2.9%      60%       0.226

       SWBU     3.6%         9.64%        4.8%    2.1%      44%       0.000


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               LOB Absolute Factor

1995 LOB ROCE Targets & YTD Results *


               ROCE        Cost of    Target    YTD       % of     Performance
  LOB        Objective     Capital     ROCE     ROCE     Target      Factor
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  Chemicals    36.7%        10.6%      36.7%    47.7%     130%       1.000

        E&P     2.2%        10.6%       3.9%    -3.4%       0%       0.000

Natural Gas    58.4%        10.6%      58.4%    64.8%     111%       1.000

       SEBU     2.9%        10.6%       4.4%     1.8%      41%       0.000

       SWBU     7.8%        10.6%       8.4%     2.2%      26%       0.000

*  Through 6/30/95


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               LOB Relative Factor

-        Measurement is Return on Assets (ROA)

-        ROCE not available at competitor LOB level

-        Reflects LOB performance compared to industry peer group (10 companies)


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               LOB Relative Factor: Competitive Peer Group

Chemicals

  -       Amoco                           -          Exxon

  -       ARCO Chemical                   -          Mobil

  -       Chevron                         -          Oxychem

  -       Dow                             -          Phillips

  -       Eastman Chemical                -          Shell


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               LOB Relative Factor: Competitive Peer Group

Exploration & Production

  -       Ashland                         -          LL&E

  -       Cabot                           -          Noble

  -       CNG                             -          Pennzoil

  -       Equitable                       -          Phillips

  -       Kerr-McGee                      -          Santa Fe


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              LOB Relative Factor: Competitive Peer Group

Southeastern Business Unit

  -       Ashland                         -          Murphy Oil

  -       Clark Refining                  -          Phillips

  -       Coastal                         -          Sun Oil Co.

  -       Crown Central                   -          Tosco

  -       Kerr-McGee                      -          USX-Marathon

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              LOB Relative Factor: Competitive Peer Group

Southwestern Business Unit

  -       Ashland                         -          Murphy Oil

  -       Clark Refining                  -          Phillips

  -       Crown Central                   -          Pride

  -       Diamond Shamrock                -          Total Petroleum

  -       Holly Corp.                     -          USX-Marathon


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              LOB Relative Factor

-         Use this table to estimate           Industry   Relative
          LOB Relative Factor based              Rank      Factor
          on ROA                                   1         1.0
                                                   2         0.9
                                                   3         0.8
-         1994 Results:                            4         0.7
                                                   5         0.6
                                                   6         0.5
          -    Chemicals = 1                       7         0.4
                                                   8         0.3
          -    E&P = 11                            9         0.2
                                                  10         0.1
          -    SEBU = 9                           11         0.0

          -    SWBU = 9


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                            1994 Corporate Factor


                             Corporate Factor
                            .201 +.225 =.426

Corporate Absolute                                        Corporate Relative
 .535 x 37.5% =.201                                        .60 x 37.5% =.225


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                          Chemicals 1994 LOB Factor

  LOB Absolute                                                  LOB Relative
1.0 x 12.5% =.125                                            l.0 x 12.5% =.125

                                   LOB Factor
                               .125 +.125 =.25

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                        Chemicals 1994 Corp/LOB Factor


             Overall Corporate Factor =.426



                         Overall LOB Factor =.250
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                       Corporate/LOB Factor =.676

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                             E&P 1994 LOB Factor





  LOB Absolute                                                LOB Relative
0.0 x 12.5% =.000                                           .0 x 12.5% =.000
                                   LOB Factor
                                .000 +.000 =.000


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                           E&P 1994 Corp/LOB Factor

          Overall Corporate Factor = .426



                           Overall LOB Factor = .000
                         ---------------------------
                         Corporate/LOB Factor = .426


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                            SEBU 1994 LOB Factor

   LOB Absolute                                                  LOB Relative
 .226 x 12.5% =.028                                            .20 x 12.5% =.025

                                  LOB Factor
                               .028 +.025 =.053


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                          SEBU 1994 Corp/LOB Factor

          Overall Corporate Factor = .426


                         Overall LOB Factor = .053
                       ---------------------------
                       Corporate/LOB Factor = .479


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                             SWBU 1994 LOB Factor

  LOB Absolute                                         LOB Relative
0.0 x 12.5% =.000                                   .20 x 12.5% =.025

                              LOB Factor
                          .000 +.025 =.025


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                          SWBU 1994 Corp/LOB Factor

       Overall Corporate Factor = .426


                      Overall LOB Factor = .025
                    ---------------------------
                    Corporate/LOB Factor = .451


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                             G&A 1994 LOB Factor

      LOB Absolute                               LOB Relative
Chemicals: l.0 x .25 = .250                     Chemicals: l.0 x .25 = .250
      E&P: 0.0 x .25 = .000                           E&P: 0.0 x .25 = .000
     SEBU:.226 x .25 = .057                          SEBU: .20 x. 25 = .050
     SWBU: 0.0 x .25 = 0.00                          SWBU: .20 x .25 = .050
---------------------------                     ---------------------------
              Totals = .307                                   Totals = .350
                    x 12.5%                                         x 12.5%
                                        LOB Factor
                     = .038                                          = .044
                                    .038 +.044 =.082

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                           G&A 1994 Corp/LOB Factor

            Overall Corporate Factor = .426

     [PIE GRAPH]

                            Overall LOB Factor = .082
                          ---------------------------
                          Corporate/LOB Factor = .508


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                    Research & Development 1994 LOB Factor

                                 [PIE GRAPH]

      LOB Absolute                        LOB Relative

Chemicals:  1.0 x .80 = .800         Chemicals:  1.0 x .80 = .800
     SEBU: .226 x .10 = .023              SEBU:. .20 x .10 = .020
     SWBU:  0.0 x .10 = 0.00              SWBU:  .20 x .10 = .020
----------------------------         ----------------------------
               Totals = .823                        Totals = .840
                     x 12.5%                              x 12.5%
                       =.103                                =.105

                                  LOB Factor
                               .103 +.105 =.208


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                 Research & Development 1994 Corp/LOB Factor

            Overall Corporate Factor =.426

       [PIE GRAPH]


                 Overall LOB Factor =.208
               --------------------------
               Corporate/LOB Factor =.634


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                          How is the ICP Calculated?


 Your Individual
Incentive Target

        X

Your Corporate/LOB
Performance Factor

       =

  Your Incentive
Compensation Award



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                          How is the ICP Calculated?

 Your Individual                        Grade 38 - 3.5 rating
Performance Target                             $3,600

        X                                        X

Your Corporate/LOB                              G&A
Performance Factor                             .508

       =                                         =

  Your Incentive                           $3,600 x.508
Compensation Award                            $1,828


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                Other Issues

The ICP Award may be adjusted when:

- An employee's base salary exceeds 114% of the salary reference band midpoint.

-         ICP dollars exceed a cap based on shareholder dividends.


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                Other Issues

- You must be employed by Fina at the time the ICP checks are issued in order to receive your ICP award. (unless retired after 12/31/95)

- Transfers, promotions and demotions will be pro-rated from the first day of the month following such event.


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                              1995 ICP Timellne

        1994         1995        1st Qtr 1996           2nd Qtr 1996
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        Goal      Measurement      Absolute                Relative
       Setting      period          results                results
                                  calculated               obtained

                                  Individual
                                  performance              ICP Awards
                                   ratings                  issued
                                  finalized


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              Additional Information

-        LOB goals and objectives

-        Individual goals and objectives

-        Personal ICP illustrations

-        What you can do to make a difference


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